Exhibit 99.1

FOR IMMEDIATE RELEASE
May 12, 2021

Copper Property CTL Pass Through Trust Schedules Live Conference Call

Jersey City, New Jersey – Copper Property CTL Pass Through Trust (“the Trust”), announced today that it will be hosting a live conference call to discuss its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (“Quarterly Report”), its Monthly Report for the period ended April 30, 2021 (“Monthly Report”) and its recently filed Preliminary Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 ( “Preliminary Proxy Statement”).

The Trust’s Monthly Report, Quarterly Report, Preliminary Proxy Statement and other filings with the Securities and Exchange Commission (“SEC”) can be accessed via the Trust’s website at www.ctltrust.net.

The conference call will be held on Friday, May 14, 2021 at 3:00 pm Eastern Time and will include a Question and Answer (Q&A) session.

Conference Call Details:
U.S. & Canada Toll Free: (877) 841-2983 or International (215) 268-9893
Webcast: www.ctltrust.net via the Investor Relations Section or click here to access

Replay:
U.S. & Canada Toll Free: (877) 660-6853 / International: (201) 612-7415
Conference ID#: 13719854
Available May 14, 2021 (one hour after the end of the conference call) through June 13, 2021.

This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any trust certificates, nor is it a solicitation of a proxy to vote in connection with the Preliminary Proxy Statement filed with the SEC on May 12, 2021. Certificateholders are advised to read the definitive proxy statement when it becomes available, because it will contain important information. Certificateholders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Trust at the SEC’s web site at http://www.sec.gov. The definitive proxy statement (when available) and such other documents may also be obtained for free from the Trust by directing such request to Copper Property CTL Pass Through Trust at 3 Second Street, Suite 206, Jersey City, New Jersey 07311-4056 or at (972) 431-1000.

The Trust and its principal officers may be deemed to be participants in the solicitation of proxies from the Trust’s certificateholders in favor of the proposed amendments described in the Preliminary Proxy statement and may have an indirect interest in the approval of such amendments, as described in the Preliminary Proxy Statement.

About Copper Property CTL Pass Through Trust
Copper Property CTL Pass Through Trust (the “Trust”) was established to acquire 160 retail properties and 6 warehouse distribution centers (the “Properties”) from J.C. Penney as part of its Chapter 11 plan of reorganization. The Trust’s operations consist solely of owning, leasing and selling the Properties. The Trust’s objective is to sell the Properties to third-party purchasers as promptly as practicable. The Trustee of the trust is GLAS Trust Company LLC. The Trust is externally managed by an affiliate of Hilco Real Estate LLC. The Trust is intended to be treated, for tax purposes, as a liquidating trust within the meaning of United States Treasury Regulation Section 301.7701-4(d). For more information, please visit www.ctltrust.net.

Forward Looking Statement
This news release contains certain “forward-looking statements”. All statements other than statements of historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, the Trust’s expectations or beliefs concerning future events and stock price performance. The Trust has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Trust believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including those discussed in the Trust’s Registration Statement on Form 10 filed with the Securities and Exchange Commission (the “SEC”), may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Trust’s filings with the SEC that are available at www.sec.gov. The Trust cautions you that the list of important factors included in the Trust’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this news release may not in fact occur. The Trust undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

CONTACT

Larry Finger | Principal Financial Officer
Copper Property CTL Pass Through Trust
310-526-1707 | lfinger@ctltrust.net

Mary Jensen | Investor Relations
IRRealized, LLC
310-526-1707 | mary@Irrealized.com